Exhibit 10.3

Lansbrook Village

THE REQUISITE FLORIDA DOCUMENTARY STAMP TAXES HAVE BEEN PAID IN CONNECTION WITH THE EXECUTION OF THIS NOTE, AS REQUIRED BY FLORIDA LAW, AND EVIDENCE OF SUCH PAYMENT IS AFFIXED TO THE CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING RECORDED IN PINELLAS COUNTY, FLORIDA, PURSUANT TO CHAPTER 201, FLORIDA STATUTES.

CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE

This CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY NOTE is made and entered into as of July 8, 2016 by and between BR CARROLL LANSBROOK, LLC, a Delaware limited liability company (“Borrower”) and WALKER & DUNLOP, LLC, a Delaware limited liability company (“Lender”).

PRELIMINARY STATEMENTS:

A.           A loan was made by Bank of America, N.A. ("Original Lender") to Waterton Lansbrook Venture, L.L.C., a Delaware limited liability company ("Original Borrower"), in the principal amount of $34,000,000.00 (the "Original Loan"), evidenced by a Promissory Note in the principal amount of the Original Loan dated September 28, 2012 (the "BOA Note"). Repayment of the Original Loan was secured by that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing executed by Original Borrower in favor of Original Lender dated as of September 28, 2012, and recorded in Official Records Book 17747, Page 111, of the Public Records of Pinellas County, Florida (the "Public Records"), as amended by that certain Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement, recorded in Official Records Book 18055, Page 262 of the Public Records, and by that certain Second Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement, recorded in official Records Book 18275, Page 1005 of the Public Records (collectively, the "BOA Mortgage"). State of Florida Documentary Stamp Tax and Intangible Tax due and payable on the BOA Note and the BOA Mortgage were paid on the recording of the BOA Mortgage.  The Original Lender assigned the BOA Note and the BOA Mortgage to General Electric Credit Corporation (“GECC”), pursuant to an Allonge executed by Original Lender in favor of GECC dated March 21, 2014, and an Assignment of Mortgage executed by Original Lender in favor of GECC dated March 21, 2014, and recorded in Official Records Book 18349, Page 942 of the Public Records. Borrower purchased the "Property" (defined in the BOA Mortgage) from Original Borrower, in connection with which Borrower assumed the outstanding principal balance under the BOA Note in the amount of $25,885,543.85 (the "Assumed Amount"), pursuant to an Assumption Agreement dated March 21, 2014, and recorded in Official Records Book 18349, Page 945 of the Public Records (the “Assumption Agreement”). The State of Florida Documentary Stamp Tax due and payable in connection with the assumption by Borrower of the Assumed Amount was paid on the recording of the Assumption Agreement. All of the proceeds of the BOA Note were advanced to Borrower.

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B.           Borrower also executed an Amended, Restated and Renewal Promissory Note in favor of GECC in the principal amount of $48,000,000.00 dated March 21, 2014 (the "GECC Note") evidencing indebtedness in the principal amount of the Assumed Amount and an additional advance in the principal amount of $22,114,456.15 (the "Additional Advance"). Repayment of the GECC Note was secured by an Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of March 21, 2014, from Borrower to GECC and recorded in Official Records Book 18349, Page 949, as amended by that certain Modification to Mortgage and Spreader Agreement, dated September 23, 2014 and recorded  at Book 18551, Page 2281 (the "Amended GECC Mortgage"), as further amended by that certain Second Modification to Mortgage and Spreader Agreement, dated March 27, 2015 and recorded at Book 18742, Page 2193,  as further amended by that certain Third Modification to Mortgage and Spreader Agreement, dated June 2, 2015 and recorded at Book 18814, Page 722, all of the Public Records (collectively, the "GECC Mortgage"). State of Florida Documentary Stamp Tax and Intangible Tax due and payable on the GECC Note and the Amended GECC Mortgage were paid on the recording of the Amended GECC Mortgage. The GECC Note was assigned pursuant to an Allonge by GECC to Wells Fargo Bank, National Association ("WF"), dated June 11, 2015. The GECC Mortgage, as assigned to WF by GECC, and as further amended pursuant to that certain Assignment of Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated June 11, 2015 and recorded at Book 18903, Page 530, as further amended by that certain Fourth Modification to Mortgage and Spreader Agreement, dated April 14, 2016 and recorded at Book 19163, Page 2411, both of the Public Records, as so amended, restated, replaced, supplemented, assigned or as otherwise modified from time to time, is hereinafter referred to as the “Original Mortgage”. All of the proceeds of the GECC Note were advanced to Borrower.  As of the date hereof, the outstanding principal balance of the GECC Note, as assigned to WF, is $44,674,466.10.

C.           Pursuant to a certain Allonge executed by WF in favor of Lender dated July 8, 2016, Lender has purchased the GECC Note from WF, and pursuant to that certain Assignment of Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by WF in favor of Lender dated July 8, 2016 and intended to be recorded in the Public Records of Pinellas County, Florida, WF has assigned the Original Mortgage to Lender.

D.           Borrower has requested and Lender has agreed to make certain amendments to the GECC Note, including changing the interest rate and the terms of payment, and increasing the principal amount of the indebtedness owed to Lender from Forty-Four Million Six Hundred Seventy-Four Thousand Four Hundred Sixty-Six and 10/100 Dollars ($44,674,466.10) to Fifty-Seven Million One Hundred Ninety Thousand Dollars and 00/100 ($57,190,000.00) by an additional advance (as set forth in the Original Mortgage) in the amount of $12,515,533.90 (the “Additional Advance”). This Note renews the principal indebtedness outstanding under the GECC Note, evidences the Additional Advance and consolidates, amends and restates such aggregate indebtedness in its entirety, in respect of which Borrower is entering into that certain Loan Agreement (defined herein) to reflect such amendments.

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E.           State of Florida Documentary Stamp Tax and Nonrecurring Intangible Tax were paid on the GECC Note and the GECC Mortgage and are only due on this Consolidated, Amended and Restated Multifamily Note and on the Security Instrument (hereinafter defined) to the extent of the Additional Advance.

F.           The Original Mortgage is concurrently being consolidated, amended and restated pursuant to the terms of that certain Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith and intended to be recorded in the Public Records of Pinellas County, Florida (as so consolidated, amended and restated, the “Security Instrument”).

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree that the Original Note is hereby consolidated, amended and restated in its entirety as follows (as consolidated, amended and restated, the “Note”):

MULTIFAMILY NOTE

US $57,190,000.00	As of July 7, 2016

FOR VALUE RECEIVED, the undersigned (“Borrower”) promises to pay to the order of WALKER & DUNLOP, LLC, a Delaware limited liability company (“Lender”), the principal amount of Fifty-Seven Million One Hundred Ninety Thousand and 00/100 Dollars ($57,190,000.00) (the “Mortgage Loan”), together with interest thereon accruing at the Interest Rate on the unpaid principal balance from the date the Mortgage Loan proceeds are disbursed until fully paid in accordance with the terms hereof and of that certain Multifamily Loan and Security Agreement dated as of the date hereof, by and between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

1.           Defined Terms.

Capitalized terms used and not specifically defined in this Multifamily Note (this “Note”) have the meanings given to such terms in the Loan Agreement.

2.           Repayment.

Borrower agrees to pay the principal amount of the Mortgage Loan and interest on the principal amount of the Mortgage Loan from time to time outstanding at the Interest Rate or such other rate or rates and at the times specified in the Loan Agreement, together with all other amounts due to Lender under the Loan Documents. The outstanding balance of the Mortgage Loan and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date, together with all other amounts due to Lender under the Loan Documents.

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3.           Security.

The Mortgage Loan evidenced by this Note, together with all other Indebtedness is secured by, among other things, the Security Instrument, the Loan Agreement and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

4.           Acceleration.

In accordance with the Loan Agreement, if an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Mortgage Loan, any accrued and unpaid interest, including interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other amounts payable under this Note, the Loan Agreement and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower, unless applicable law requires otherwise (and in such case, after satisfactory notice has been given).

5.           Personal Liability.

The provisions of Article 3 (Personal Liability) of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

6.           Governing Law.

This Note shall be governed in accordance with the terms and provisions of Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement.

7.           Waivers.

Presentment, demand for payment, notice of nonpayment and dishonor, protest and notice of protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, and grace and diligence in collecting the Indebtedness are waived by Borrower, for and on behalf of itself, Guarantor and Key Principal, and all endorsers and guarantors of this Note and all other third party obligors or others who may become liable for the payment of all or any part of the Indebtedness.

8.           Commercial Purpose.

Borrower represents that the Indebtedness is being incurred by Borrower solely for the purpose of carrying on a business or commercial enterprise or activity, and not for agricultural, personal, family or household purposes.

9.           Construction; Joint and Several (or Solidary, as applicable) Liability.

(a)          Section 15.08 (Construction) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Note.

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(b)          If more than one Person executes this Note as Borrower, the obligations of such Person shall be joint and several (solidary instead for purposes of Louisiana law).

10.         Notices.

All Notices required or permitted to be given by Lender to Borrower pursuant to this Note shall be given in accordance with Section 15.02 (Notice) of the Loan Agreement.

11.         Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Note, time is of the essence.

12.         Loan Charges Savings Clause.

Borrower agrees to pay an effective rate of interest equal to the sum of the Interest Rate and any additional rate of interest resulting from any other charges of interest or in the nature of interest paid or to be paid in connection with the Mortgage Loan and any other fees or amounts to be paid by Borrower pursuant to any of the other Loan Documents. Neither this Note, the Loan Agreement nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with all applicable laws governing the maximum rate or amount of interest payable on the Indebtedness evidenced by this Note and the other Loan Documents. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any interest or other charge or amount provided for in any Loan Document, whether considered separately or together with other charges or amounts provided for in any other Loan Document, or otherwise charged, taken, reserved or received in connection with the Mortgage Loan, or on acceleration of the maturity of the Mortgage Loan or as a result of any prepayment by Borrower or otherwise, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate any such violation. Amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of the Mortgage Loan without the payment of any prepayment premium (or, if the Mortgage Loan has been or would thereby be paid in full, shall be refunded to Borrower), and the provisions of the Loan Agreement and any other Loan Documents immediately shall be deemed reformed and the amounts thereafter collectible under the Loan Agreement and any other Loan Documents reduced, without the necessity of the execution of any new documents, so as to comply with any applicable law, but so as to permit the recovery of the fullest amount otherwise payable under the Loan Documents. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, and any amount paid or agreed to be paid to Lender for the use, forbearance or detention of the Indebtedness, shall be deemed to be allocated and spread ratably over the stated term of the Mortgage Loan. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Mortgage Loan.

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13.         WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF BORROWER AND LENDER (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

14.         Receipt of Loan Documents.

Borrower acknowledges receipt of a copy of each of the Loan Documents.

15.         Incorporation of Schedules.

The schedules, if any, attached to this Note are incorporated fully into this Note by this reference and each constitutes a substantive part of this Note.

16.         No Novation.

This Consolidated, Amended and Restated Multifamily Note does not extinguish the outstanding indebtedness evidenced by the Original Note or discharge or release the Original Mortgage or any other security, and the parties do not intend this Consolidated, Amended and Restated Multifamily Note to be a substitution or novation of the original indebtedness or instruments securing the same.

17.         Notice.

AS THIS NOTE IS SECURED BY A MORTGAGE, FLORIDA DOCUMENTARY STAMP TAXES AND NONRECURRING INTANGIBLE TAXES ARE BEING PAID IN CONNECTION WITH THIS NOTE, AS REQUIRED BY FLORIDA LAW, AND EVIDENCE OF SUCH PAYMENT SHALL BE AFFIXED TO THE MORTGAGE.

ATTACHED SCHEDULE. The following Schedule is attached to this Note:

☐       Schedule 1     Modifications to Note

IN WITNESS WHEREOF, Borrower has signed and delivered this Note under seal (where applicable) or has caused this Note to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

[Remainder of Page Intentionally Blank]

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BORROWER:

BR CARROLL LANSBROOK, LLC, a Delaware limited liability company

By:	/s/ Jordan Ruddy
Jordan Ruddy
Authorized Signatory

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Walker & Dunlop, LLC, a Delaware limited liability company, holder of the Original Note, signs below to acknowledge its consent to the terms of this Consolidated, Amended and Restated Multifamily Note.

ORIGINAL LENDER:

WALKER & DUNLOP, LLC, a Delaware limited liability company

By:	/s/ Holly Shonosky
Holly Shonosky
Senior Closing Officer

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PAY TO THE ORDER OF ___________________ _______________________, WITHOUT RECOURSE.

WALKER & DUNLOP, LLC, a Delaware limited liability company

By:	/s/ Holly Shonosky
Holly Shonosky
Senior Closing Officer

Fannie Mae Commitment Number: 880827

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Fannie Mae	01-16	© 2016 Fannie Mae